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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): MAY 14, 2001


                           5B TECHNOLOGIES CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                 0-27190                   11-3529387
            --------                 -------                   ----------
  (STATE OR OTHER JURISDICTION     (COMMISSION                (IRS EMPLOYER
       OF INCORPORATION)           FILE NUMBER)            IDENTIFICATION NO.)


                   100 SUNNYSIDE BOULEVARD, WOODBURY, NY 11797
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code (516) 677-6100


                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On May 14, 2001, 5B Technologies Corporation ("5B") sold the majority of the assets related to its wholly owned legal staffing subsidiary (the "Assets"), Deltaforce Personnel Services, Inc. ("DeltaGroup"), to The Supporting Cast Inc. (the "Supporting Cast"), and 5B announced that it was discontinuing operations of its legal staffing business. In exchange for the Assets, The Supporting Cast agreed to pay approximately $1,500,000, plus 50% of DeltaGroup revenue in excess of $7.25 million and $7.5 million in the first and second years, respectively, after closing. The price for the Assets was arrived at through arms'-length negotiations with the Supporting Cast. 5B had also negotiated the sale of the Assets with other prospective buyers and determined that the consideration offered by the Supporting Cast and the terms of the transaction were favorable to and in the best interests of 5B. In conjunction with the discontinuance of its legal staffing business, 5B has recorded a loss from discontinued operation of $681,193 and a gain on sale of $472,957, which was recorded in the quarter ended March 31, 2001.

         5B hereby incorporates by reference into this Item 2 (i) the Purchase Agreement attached hereto as Exhibit 10.17, (ii) the Consulting and Non-Competition Agreement attached hereto as Exhibit 10.18 and (iii) the Unaudited Pro Forma Consolidated Statements of Operations of 5B for the Year Ending December 31, 2000 attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.  The following exhibits are filed with this Report:

                  10.17 Asset Purchase Agreement, made as of May 14, 2001, among DF Acquisition Corp., Deltaforce Personnel Services, Inc. and 5B Technologies Corporation.

                  10.18 Consulting and Non-Competition Agreement, made as of May 14, 2001, among DF Acquisition Corp., Deltaforce Personnel Services, Inc. and 5B Technologies Corporation.

                  99.1 Unaudited Pro Forma Consolidated Statements of Operations of 5B for the Year Ending December 31, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    5B TECHNOLOGIES CORPORATION


Date:     MAY 29, 2001              By: /s/ GLENN NORTMAN
      --------------------              ----------------------------------------
                                        Glenn Nortman, Chief Executive Officer


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                                  EXHIBIT INDEX


         EXHIBIT  DESCRIPTION
         -------  -----------

         10.17 Asset Purchase Agreement, made as of May 14, 2001, among DF Acquisition Corp., Deltaforce Personnel Services, Inc. and 5B Technologies Corporation.

         10.18 Consulting and Non-Competition Agreement, made as of May 14, 2001, among DF Acquisition Corp., Deltaforce Personnel Services, Inc. and 5B Technologies Corporation.

         99.1 Unaudited Pro Forma Consolidated Statements of Operations of 5B for the Year Ending December 31, 2000.


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